Exhibit 99.1

TearLab Corporation Reports Q2-15 Financial Results

- Announces Amended Term Loan Agreement with CRG –

San Diego, CA —August 6, 2015— TearLab Corporation (NASDAQ:TEAR; TSX:TLB) (“TearLab” or the “Company”) today reported its consolidated financial results for the second quarter ended June 30, 2015. All dollar amounts are expressed in U.S. currency and results are reported in accordance with United States generally accepted accounting principles.

For the three months ended June 30, 2015, TearLab’s net revenues were $6.3 million, up 27% from $5.0 million for the same period in 2014. A total of 394 orders for TearLab systems were booked in the second quarter, of which 303 were under the Company’s new Flex program and 28 were purchased outside of the U.S.

“We had a strong Q2, characterized by the continuing growth of our installed base and accelerating performance of our Flex program. Our results also confirm the increasing clinical value of osmolarity testing in the management of dry eye disease,” commented Elias Vamvakas, TearLab’s Chief Executive Officer.

The following table sets out the annualized revenue per U.S. device and account analysis for the second quarter ended June 30, 2015:

	Active	Active	Annualized Revenues	Annualized Revenues
Program	Devices	Accounts	Per Device	Per Account
Purchased	267	228	$1,506	$1,763
Use	510	516	$8,930	$8,826
Masters	1,764	244	$4,788	$34,615
Flex	1,093	510	$8,678	$18,599
Total:	3,634	1,498

The Company’s net loss for the three months ended June 30, 2015 was approximately $8.1 million, or $0.24 per share on a non-diluted basis. The Company’s net loss for the three months ended June 30, 2014 was $5.4 million, or $0.16 per share on a non-diluted basis. This included approximately $0.4 million in non-cash income related to the revaluation of warrants issued in June 2011.

TearLab also announced today that the March 2015 term loan agreement with CRG, under which the Company secured up to $35 million of available borrowing capacity, has been amended. In connection with this amendment, TearLab now has the option of accessing a second tranche of $10 million in funding through November 2015, which is not subject to any revenue milestones. As consideration, TearLab has agreed to grant CRG five year warrants allowing it to purchase up to 350,000 common shares of TearLab at an exercise price of $5.00 per share. All other terms and conditions from the original agreement remain in place.

Mr. Vamvakas also noted, “We are very pleased to amend our loan agreement with CRG, an important strategic financial partner for our company. Their flexible funding solutions provide us certainty on our near-term financing and additional runaway to allow us to focus on growing our revenue base.”

Conference Call and Webcast Information

TearLab will hold a conference call to discuss these results today, August 6, 2015, at 4:30pm Eastern Time at 877-303-1593. The call will also be broadcast live and archived on TearLab’s website at www.tearlab.com under the “webcasts” link in the Investor Relations section. For those wishing to listen to a recording of the call via telephone, a replay will be made available as soon as possible after the conclusion of the live call and will remain posted for a period of seven days. To listen to the recording, simply telephone (Toll free) 855-859-2056 or (Toll) 404-537-3406 and enter reservation # 90115347 when prompted.

About TearLab Corporation

TearLab Corporation (www.tearlab.com) develops and markets lab-on-a-chip technologies that enable eye care practitioners to improve standard of care by objectively and quantitatively testing for disease markers in tears at the point-of-care. The TearLab Osmolarity® Test, for diagnosing Dry Eye Disease, is the first assay developed for the award-winning TearLab Osmolarity System. TearLab Corporation’s common shares trade on the NASDAQ Capital Market under the symbol ‘TEAR’ and on the Toronto Stock Exchange under the symbol ‘TLB’.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, among others, statements concerning our future financial performance, opportunities associated with new program offerings, accessing future capital and plans with respect to our marketing strategy. These forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause actual results to be materially different from any future results expressed or implied by the forward-looking statements. Forward-looking statements are based on management’s current, preliminary expectations and are subject to various risks and uncertainties. Many factors, risks and uncertainties may cause our actual results to differ materially from forward-looking statements, including the factors, risks, and uncertainties detailed in our filings with the Securities and Exchange Commission and Canadian securities regulatory authorities, including but not limited to our Annual Report on Form 10-K for the year ended December 31, 2014, filed with the SEC on March 13, 2015, and our Quarterly Report on Form 10-Q for the quarter ended June 30, 2015, which TearLab expects to file with the SEC in August 2015. We do not undertake to update any forward-looking statements.

CONTACTS:

Investors:

Stephen Kilmer

(905) 906-6908

skilmer@tearlab.com

TearLab Corp.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS

(expressed in U.S. dollars 000’s except number of shares and loss per share)

(Unaudited)

	Three months ended
	June 30,
	2015	2014

Product sales	$4,920	$4,058
Reader equipment rentals	1,425	941
Revenue	6,345	4,999
Costs and operating expenses
Cost of goods sold (excluding amortization of intangible assets)	2,812	2,128
Cost of goods sold – reader equipment depreciation	404	337
General and administrative	3,673	3,591
Clinical , regulatory and research & development	1,711	608
Sales and marketing	5,065	3,825
Amortization of intangible assets	382	395
Total operating expenses	14,047	10,884
Loss from operations	(7,702)	(5,885)
Other income (expense)	(370)	446
Net loss and comprehensive loss	$(8,072)	$(5,439)
Weighted average shares outstanding - basic	33,658,153	33,584,980
Loss per share – basic	$(0.24)	$(0.16)
Weighted average shares outstanding - diluted	33,703,584	33,720,896
Loss per share – diluted	$(0.24)	$(0.17)

TearLab Corp.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS

(expressed in U.S. dollars 000’s except number of shares and loss per share)

(Unaudited)

	Six months ended
	June 30,
	2015	2014

Product sales	$9,011	$7,510
Reader equipment rentals	2,741	1,699
Revenue	11,752	9,209
Costs and operating expenses
Cost of goods sold (excluding amortization of intangible assets)	5,246	4,055
Cost of goods sold – reader equipment depreciation	749	609
General and administrative	7,309	6,718
Clinical , regulatory and research & development	3,115	1,183
Sales and marketing	10,343	7,753
Amortization of intangible assets	764	698
Total operating expenses	27,526	21,016
Loss from operations	(15,774)	(11,807)
Other income (expense)	(466)	810
Net loss and comprehensive loss	$(16,240)	$(10,997)
Weighted average shares outstanding - basic	33,650,479	33,567,787
Loss per share – basic	$(0.48)	$(0.33)
Weighted average shares outstanding - diluted	33,697,938	33,729,222
Loss per share – diluted	$(0.49)	$(0.35)

TearLab Corp.

CONSOLIDATED BALANCE SHEETS

(expressed in U.S. dollars 000’s except number of shares)

(Unaudited)

	June 30, 2015	December 31, 2014

ASSETS
Current assets
Cash and cash equivalents	$15,891	$16,338
Accounts receivable, net	2,231	2,480
Inventory, net	3,753	2,986
Prepaid expenses and other current assets	842	890
Total current assets	22,717	22,694

Fixed assets, net	5,062	4,504
Patents and trademarks, net	66	80
Intangible assets, net	2,833	3,596
Other non-current assets	183	157
Total assets	$30,861	$31,031

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Accounts payable	$1,893	$2,202
Accrued liabilities	3,140	3,765
Deferred rent and revenue	132	174
Obligations under warrants	139	256
Total current liabilities	5,304	6,397
Long-term debt	14,796	—
Total liabilities	20,100	6,397

Exchange right	250	250

Stockholders’ equity
Capital stock
Preferred Stock, $0.001 par value, 10,000,000 authorized none outstanding	—	—
Common stock, $0.001 par value, 65,000,000 authorized, 33,712,364 issued and outstanding at June 30, 2015 and 65,000,000 authorized, 33,641,302 issued and outstanding at December 31, 2014	34	34
Additional paid-in capital	486,276	483,909
Accumulated deficit	(475,799)	(459,559)
Total stockholders’ equity	10,511	24,384
Total liabilities and stockholders’ equity	$30,861	$31,031